UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

            Earliest Event Date requiring this Report: July 17, 2007

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                                CHDT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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          FLORIDA                      0-28331                     84-1047159
(State of Incorporation or     (Commission File Number)        (I.R.S. Employer
      organization)                                          Identification No.)

                        CHINA DIRECT TRADING CORPORATION
         (Former name or former address, if changed since last report.)


                               350 Jim Moran Blvd.
                                    Suite 120
                         Deerfield Beach, Florida 33442
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                      (former address of Reporting Company)

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Item 5.03       Amendment to Articles of Incorporation or Bylaws;
                           Changes in Fiscal Year.

CHDT Corporation ("Company") issued a press release, dated July 17, 2007, concerning the Company's recent name change and trading symbol change for Company's Common Stock, $0.0001 par value per share. The information contained in this Current Report shall not be deemed OfiledO for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the OExchange ActO), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS:
EXHIBIT NO.     DESCRIPTION
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99.1            Press Release, dated July 17, 2007, by CHDT Corporation
                concerning name change and trading symbol change


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                        Date:  July 17, 2007
                  By: /s/ Stewart Wallach
                        Stewart Wallach Chief Executive Officer &
                        President